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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         March 23, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California           92612
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01.   OTHER EVENTS

         On March 23, 2005, Island Pacific, Inc. (the "Company") issued a press release announcing that is has retained Oppenheimer & Co., an investment banking firm, to explore a range of strategic options that include refinancing, capitalization, and merger and acquisition possibilities for the Company.

EXHIBIT INDEX

Exhibit No.       Description
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99.1     Press release dated March 23, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 24, 2005                            Island Pacific, Inc.


                                                        /s/ Corinne Bertrand
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                                                        Corinne Bertrand
                                                        Chief Financial Officer